January 15, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K CDF Floorplan Receivables, L.P.
   	Registration Nos. 333-74457 and 333-74457-01

On behalf of CDF Floorplan Receivables, L.P., a Delaware Limited
Partnership ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@ge.com at your earliest convenience.

Sincerely,
/s/ W. Steven Culp
Controller

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 15, 2004

CDF FLOORPLAN RECEIVABLES, L.P.
(Exact name of registrant as specified in its amended charter)

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

Delaware                    333-74457 and 333-74457-01   88-0355652
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation                   File Numbers)         identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                               63141
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:   (314) 523-3000

Item 5.     Other Events.

Copies of the monthly Certificateholders' Statement is being filed as Exhibits 1 to this Current Report on Form 8-K.

Item 7.(c)  Exhibits.

Exhibit     Description

EX-1		Distribution Financial Services Floorplan Master Trust
		Compliance/Statistical Reporting
		Reporting for period ending 12/31/2003

EX-2 Distribution Financial Services Floorplan Master Trust Distribution Date Statement Series 2000-2
            Reporting for period ending 12/31/2003

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FLOORPLAN RECEIVABLES, L.P.,
on behalf of itself, as Registrant

By:         CDF Floorplan Receivables, Inc.,
            its General Partner

By: 		/s/ W. Steven Culp
Title: 	Controller

CDF FLOORPLAN RECEIVABLES, L.P.
on behalf of Distribution Financial Services Floorplan Master Trust, as Co-Registant

By:    	/s/ W. Steven Culp
Title:  	Controller


EX-1

Distribution Financial Services Floorplan Master Trust
Compliance/Statistical Reporting
Distribution Date                         1/15/2004
Collection Period Ending                 12/31/2003
Calculation Of Pool Balance
 1 Total "Office" Receivables                        3,281,005,498
 2 Discount Factor                                            0.50%
 3 End of month Pool Balance                         3,264,600,471

Total Trust Receivables-Delinquency
 4 NSF 1-30 Office                                          73,243
 5 SAU 1-30 Office                                       7,890,764
 6 Total                                                 7,964,007
 7 Trust Receivables                                 3,281,005,498
 8 .75 % of Trust Receivables                                 0.75%
 9 Total                                                24,607,541
10 Amount in Excess                                              0

11 NSF 30+                                                 375,814
12 SAU 30+                                               2,429,874
                                                         2,805,688
Overconcentrations
13 End of month Pool Balance                         3,264,600,471

                                                        Limits         Actual     Excess
14 A/R Receivables                              20%    652,920,094    43,258,984        0

15 Asset Based Receivables                      20%    652,920,094   263,426,273        0

16 Dealer concentration top 8                  2.5%     81,615,012   105,747,030 24,132,018

17 Dealer concentration Other                    2%     65,292,009    30,532,896        0

18 Manufacturer Concentration Top 3             15%    489,690,071   370,753,879        0

19 Manufacturer Concentration Other             10%    326,460,047    88,644,187        0

20 Product Line Concentration:

21 CE & Appl                                    25%    816,150,118   121,512,182        0

22 MIS                                          25%    816,150,118   216,257,755        0

23 Motorcycle                                   25%    816,150,118   481,092,609        0

24 Marine                                       35%  1,142,610,165   836,521,118        0

25 RV                                           35%  1,142,610,165   991,550,567        0

26 Music                                        25%    816,150,118    60,605,122        0

27 Industrial Equipment                         25%    816,150,118   123,983,892        0

28 A/R                                          25%    816,150,118   306,685,257        0

29 Snowmobiles                                  25%    816,150,118    11,849,540        0

30 Other                                        25%    816,150,118   130,947,456        0

31 Delayed Funding Receivables                                       227,511,402

                                       10/31/2003     11/30/2003     12/31/2003   Average
32 Charge Offs to Receivables
   (Annualized)                          -0.09%         -0.03%         0.52%         0.13%
33 Payment Rate                          42.58%         34.85%         38.37%       38.60%

Net Receivable Rate - Current Month
34 Interest                                   5.18%
35 Discount                                   2.30%
36 Total                                      7.48%
37 Less Servicing                            -2.00%
38 Remaining                                  5.48%



EX-2

CDF Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date             12/31/03
Collection Period       12/1/03	12/31/03
Determination Date      01/13/04
Distribution Date       01/15/04
                                                                Dealer
                                                                 Over-          Series          Series         Series        Series
                                                 Total       Concentration      2000-2          2000-2         2000-2        2000-2
                          Date                   Trust          Series           Total         Class A        Class B       Class C
Pool Balance
1 Beginning of Month
  Receivables                     11/30/03  3,268,995,911
2 Plus: Account Additions         12/01/03              -
3 Beginning of month
  Principal
  Receivables                     12/01/03  3,268,995,911
4 Discount Factor                                0.50%
  Beginning of month Pool
5 Balance                         12/01/03  3,252,650,931
6 Beginning of month Dealer
  Overconcentrations              12/01/03     49,997,637
  Beginning of month
7 Unconcentrated
  Pool Balance                    12/01/03  3,202,653,294

8 End of month Principal
  Receivables                     12/31/03  3,281,005,498
9 Discount Factor                                0.50%
10End of mo Pool Balance          12/31/03  3,264,600,471
11End of month Dealer
  Overconcentrations              12/31/03     24,132,018
12End of month
  Unconcentrated Pool
  Balance                         12/31/03  3,240,468,453
13Overconcentrated %              12/31/03       0.74%
14Unconcentrated %                12/31/03      99.26%

Certificates
15Beginning of
  month/closing date
  Invested Amount                 12/01/03                    49,997,637      500,000,000    477,500,000    15,000,000    7,500,000
16Allocation Percentage           12/01/03                       1.89%          18.87%          18.02%         0.57%         0.28%
17End of month Invested
  Amount                          12/31/03                    24,132,018      500,000,000    477,500,000    15,000,000    7,500,000
18Principal Payments
  Outstanding Principal           01/13/04                             -                -              -             -            -
19Balance                         01/15/04                    24,132,018      500,000,000    477,500,000    15,000,000    7,500,000
20Pool Factor                     01/15/04                                                       1.00000       1.00000      1.00000
Excess Funding Account
21End of month balance            12/15/03              -
22Determination Date
  Deposit                         01/15/04              -
  Distribution Date
23Disbursement                    01/15/04              -
  Excess Funding Account
24Balance                         01/15/04              -

Reserve Fund
25Required Amount                 01/15/04                                     17,500,000
26Beginning Balance               12/15/03                                     17,500,000
27Deposits              12/15/03  01/15/04                                         14,251
28Disbursements         12/15/03  01/15/04                                         14,251
29Ending Balance                  01/15/04                                     17,500,000

Collections
30Principal Allocation
  Percentage                      12/31/03                       0.75%          15.61%          14.91%         0.47%         0.23%
31Floating Allocation
  Percentage                      12/31/03                       0.75%          15.61%          14.91%         0.47%         0.23%

32Principal Collections 12/01/03  12/31/03  1,254,172,012      1,081,766
33Nonprincipal Collectio12/01/03  12/31/03     21,060,113         14,634
34Total Collections     12/01/03  12/31/03  1,275,232,125      1,096,400

Defaults
35Defaulted Amount      12/01/03  12/31/03      1,441,497
36Investor Default Amoun12/01/03  12/31/03                             -          225,047        214,920         6,751       3,376

Interest
37Monthly Interest                01/15/04                             -          616,814        580,793        21,732      14,289
38Interest Shortfall              01/15/04                             -                -              -             -           -
39Additional Interest             01/15/04                             -                -              -             -           -
40Total                           01/15/04                             -          616,814        580,793        21,732      14,289

Servicing Fee
41Certificate Balance for
  Servicing
  Fee determination               12/01/03                                    500,000,000    477,500,000    15,000,000   7,500,000
42Servicing Fee Rate                                                             2.00%           2.00%         2.00%         2.00%
43Servicing Fee         12/01/03  12/31/03                                        833,333        795,833        25,000      12,500
44Remaining Servicing Fee         01/15/04                                        833,333        795,833        25,000      12,500

Excess Servicing
45Nonprincipal Collectio12/01/03  12/31/03     21,060,113         14,634
46Servicer Advance Less
  Reimbursement of Servicer
  Advance               12/01/03  12/31/03      1,378,033
47Floating Allocation
  Percentage                                                     0.75%          15.61%          14.91%         0.47%        0.23%
48Investor Nonprincipal
  Collections           12/01/03  12/31/03                        14,634        3,287,916      3,139,960        98,637      49,319
49Investor portion of
  Servicer Advance
  Less Reimbursement    12/01/03  12/31/03                             -          215,139        205,458         6,454       3,227
50Plus:  Investment Proc12/01/03  12/31/03                             -           16,330
51Less:
52Monthly Interest                01/14/04                             -          616,814        580,793        21,732      14,289
53Prior Monthly Interest          01/14/04                             -                -              -             -           -
54Additional Interest             01/14/04                             -                -              -             -           -
55Reserve Fund Deposit            01/14/04                             -                -              -             -           -
56Default Amount        12/01/03  12/31/03                             -          225,047        214,920         6,751       3,376
57Charge-Offs           12/01/03  12/31/03                             -                -              -             -           -
58Monthly Servicing Fee           01/15/04                             -          833,333        795,833        25,000      12,500
59Carry-over Amount               01/15/04                             -                -              -             -           -
60Carry-over Amount
     Additional Interest          01/15/04                             -                -              -             -           -
61Yield Supplement Dep.           01/15/04                             -                -
62Balance:  Excess Servi12/01/03  12/31/03                     14,634.00     1,844,191.00

Collection Account
63Beginning Balance               12/15/03                                              -
64Deposits              12/15/03  01/15/04                                        831,953
65Disbursements         12/15/03  01/15/04                                        831,953
66Ending Balance                  01/15/04                                              -

Interest Funding Account
67Beginning Balance               12/15/03                                              -
68Deposits              12/15/03  01/15/04                                        616,857
69Disbursements         12/15/03  01/15/04                                        616,857
70Ending Balance                  01/15/04                                            -

Principal Funding Account
71Beginning Balance               12/15/03                                              -
72Deposits              12/15/03  01/15/04                                              -
73Disbursements         12/15/03  01/15/04                                              -
74Ending Balance                  01/15/04                                              -

Yield Supplement Account
75Required Amount                 01/15/04                                      2,500,000
76Beginning balance               12/15/03                                      2,500,000
77Deposit               12/15/03  01/15/04                                          2,036
78Disbursements         12/15/03  01/15/04                                          2,036
79Ending balance                  01/15/04                                      2,500,000

80Total Amount Distributed        01/15/04        616,814

Interest Rate for the Next Period
81One-month LIBOR        1/15/04  01/16/04          1.10000%
82Net Receivables Rate            12/31/03          5.48449%
